                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)
                               ------------------

      THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A. TRUST COMPANY OF
                                  FLORIDA, N.A
               (Exact name of trustee as specified in its charter)


              (State of incorporation if not a U.S. national bank)

                                   59-2283428
                      (I.R.S. employer identification no.)

                               800 BRICKELL AVENUE
                                    SUITE 300
                              MIAMI, FLORIDA 33131

               (Address of principal executive offices) (Zip Code)
                               -------------------

      THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A. TRUST COMPANY OF
                                 FLORIDA, N.A.
                        600 NORTH PEARL STREET, SUITE 420
                                DALLAS, TX 75201
                                 (214) 880-8238
            (Name, address and telephone number of agent for service)
                              --------------------

                               BRAND SERVICES INC.
               (Exact name of obligor as specified in its charter)

           DELAWARE                                      13-3909681
(State or other jurisdiction of                        (IRS employer
 incorporation or organization)                      identification no.)

                       15450 SOUTH OUTER HIGHWAY 49, #270
                          CHESTERFIELD, MISSOURI 63017
                                 (314)-519-1000
                   (Address, zip code and telephone number of
                          principal executive offices)
                              --------------------

                                      NOTES
                    (12% SENIOR SUBORDINATED NOTES DUE 2012)

1.       General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  COMPTROLLER OF THE CURRENCY
                  UNITED STATES DEPARTMENT OF THE TREASURY
                  WASHINGTON, D.C. 20219

                  FEDERAL RESERVE BANK
                  ATLANTA, GEORGIA 30309

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.  20429



         (b)      Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-15     Not Applicable

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         (1) A copy of the Articles of Association of the Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717.)

         (2) A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717.)

         (3) A copy of the Authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 333-10071)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and the State of Texas, on the 10th day of January, 2003.


                                              THE BANK OF NEW YORK TRUST COMPANY
                                              OF FLORIDA, N.A.


                                              By: /s/ Patrick T. Giordano
                                                 -------------------------------
                                                      Patrick T. Giordano, Agent

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Brand Services Inc 12% Senior Subordinated Notes due 2012, The Bank of New York Trust Company of Florida, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                              THE BANK OF NEW YORK TRUST COMPANY
                                              OF FLORIDA, N.A.

                                              By: /s/ Patrick T. Giordano
                                                 -------------------------------
                                                      Patrick T. Giordano, Agent


Dallas, TX
January 10, 2003

                              EXHIBIT 7 TO FORM T-1


                                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM OMB NUMBER: 7100-003
                                FEDERAL DEPOSIT INSURANCE CORPORATION
                                OMB NUMBER:  3064-005
                                OFFICE OF THE COMPTROLLER OF THE CURRENCY
                                EXPIRES MARCH 31, 2002

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------
                                                                             1
                                                                           -----

                                PLEASE REFER TO PAGE I,
                                TABLE OF CONTENTS, FOR
                                THE REQUIRED DISCLOSURE
                                OF ESTIMATED BURDEN.
--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY FFIEC 041

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2002


This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and national Banks.

I,  THOMAS J. MASTRO, COMPTROLLER
--------------------------------------------------------------------------------
Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge.

/S/ THOMAS J. MASTRO
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report
9/30/2002
--------------------------------------------------------------------------------
Date of Signature
--------------------------------------------------------------------------------
SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party

                                    20020930
                                    --------
                                   (RCRI 9999)

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

The Reports of Condition and Income are to be prepared in Accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is trust and correct.

                                               /s/ Richard G. Jackson
                                              ----------------------------------
                                               Director (Trustee)

                                               /s/ Nicholas G. English
                                              ----------------------------------
                                               Director (Trustee)

                                               /s/ Karen B. Shupenko
                                              ----------------------------------
                                               Director (Trustee)

(if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, and telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

                                      91271
                                      -----
FDIC Certificate Number:           (RCRI 9050)

                                THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.


                                ------------------------------------------------
                                Legal Title of Bank (TEXT 9010)

                                MIAMI
                                ------------------------------------------------
                                City (TEXT 9130)

                                FL                               33131-2974
                                ------------------------------------------------
                                State Abbrev. (TEXT 9200)   Zip Code (TEXT 9220)




Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


The Bank of New York Trust                                   FFIEC 041
Company of Florida, N.A.                                       RC-1
MIAMI, FL 33131-2974

FDIC Certificate Number - 91271                                 10            10
CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2002

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                       Dollar Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):                            RCON  Bil / Mil / Thou
                                                                                                         ----------------------
    a. Noninterest-bearing balances and currency and coin (1)                                            0081       3,667      1.a

    b. Interest-bearing balances (2)                                                                     0071      10,087      1.b
  2. Securities:

    a. Held-to-maturity securities (from Schedule RC-B, Column A)                                        1754           0      2.a

    b. Available-for-sale securities (from Schedule RC-B, column D)                                      1773       8,616      2.b

  3. Federal funds sold and securities purchased under agreements to resell
        a. Federal funds sold                                                                            B987           0      3.a
        b. Securities purchased under agreements to resell (3)                                           B988           0      3.b
  4. Loans and lease financing receivables: (from Schedule RC-C)
    a. Loans and leases, held for sale                                                                   5369           0      4.a

    b. Loans and leases, net of unearned income                                 B528              0                            4.b

    c. LESS: Allowance for loan and lease losses                                3123              0                            4.c

    d. Loans and leases, net of unearned income, allowance, and reserve
       (item 4.b minus 4.c)                                                                              B529           0      4.d
                                                                                                       ------

  5. Trading assets                                                                                      3545           0      5.

  6. Premises and fixed assets (including capitalized leases)                                            2145       1,233      6.

  7. Other real estate owned (from Schedule RC-M)                                                        2150           0      7.

  8. Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M)                                                                                2130           0      8.

  9. Customers' liability to this bank on acceptances outstanding                                        2155           0      9.

 10. Intangible assets
     a. Goodwill                                                                                         3163      11,195     10.a
     b. Other Intangible assets (from Schedule RC-M)                                                     0426         114     10.b

 11. Other assets (from Schedule RC-F)                                                                   2160       1,129     11.

 12. Total assets (sum of items 1 through 11)                                                            2170      36,041     12.

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held fr trading.
(3)  Includes all securities resale agreements, regardless of maturity.

The Bank of New York
Trust Company of Florida, N.A.                                      FFIEC 041
LEGAL TITLE OF BANK                                                   RC-2
Transmitted to EDS as 0196815 on 7/30/02 at 11:13:43 CST
FDIC Certificate Number = 91271

                                                                       11

SCHEDULE RC - CONTINUED

                                                                                                        Dollar Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 13. Deposits:
                                                                                                         RCON   Bil /Mil/tho
                                                                                                         -------------------
    a. In domestic offices (sum of totals of columns A and C From Schedule
       RC-E)                                                                                             2200         717     13.a

       (1) Noninterest-bearing (1)                                              6631            717                           13.a.1

       (2) Interest-bearing                                                     6636              0                           13.a.2

    b. Not applicable

 14. Federal funds purchased and securities sold under agreements to repurchase
        a. Federal funds purchased (2)                                                                   B993           0     14.a.
        b. Securities sold under agreements to repurchase (3)                                            B995           0     14.b

 15. Trading liabilities (from Schedule RC-D)                                                            3548           0     15

 16. Other borrowed money (includes mortgage indebtedness and obligations
      under capitalized leases)(from Schedule RC-M)                                                      3190                 16

 17. Not applicable

 18. Bank's liability on acceptances executed and outstanding                                            2920           0     18

 19. Subordinated notes and debentures (4)                                                               3200           0     19

 20. Other liabilities (from Schedule RC-G)                                                              2930       1,320     20

 21. Total liabilities (sum of items 13 through 20)                                                      2948       8,037     21

 22. Minority interest in consolidated subsidiaries                                                      3000           0     22

EQUITY CAPITAL
 23. Perpetual preferred stock and related surplus                                                       3838           0     23

 24. Common stock                                                                                        3230         750     24

 25. Surplus (exclude all surplus related to preferred stock)                                            3839       4,299     25

 26. a. Retained earnings                                                                                3632      22,950     26.a

     b. Accumulated other comprehensive income (5)                                                       B530           5     26.b

 27. Other equity capital components (6)                                                                 A130           0     27

 28. Total equity capital (sum of items 23 through 27)                                                   3210      28,004     28

 29. Total liabilities, minority interest, and equity capital (sum of
     items 21, 22, and 28.                                                                               3300      36,041     29

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

 1. Indicate in the at the right, the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external             RCON     NUMBER
    auditors as of any date during 2001                                                                  6724        N/A     M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank




2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)


9 = No external audit work


(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank Advances in Schedule RC, item 16, and "other borrowed money."
(3)  Includes all securities repurchase agreements, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.